                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):              December 1, 2000





                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




 STATE OF DELAWARE                        1-4018               53-0257888
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)          Identification No.)





    280 Park Avenue, New York, NY                                10017
(Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code:               (212) 922-1640

Item 9.     Regulation FD Disclosure

     On December 1, 2000, Mr. David S. Smith, Vice President - Finance and Chief Financial Officer is making a presentation at the Lehman Brothers Industrial Select Conference. Mr. Smith's presentation materials are being furnished as an Exhibit with this Report. The presentation materials provide information through September 30, 2000 and headings or terms such as "2000" or "Year to Date" refer to the financial period through September 30, 2000 The presentation materials are also available on the Company's website, http://www.dovercorporation.com, in the section marked "Presentations", where they will remain available for approximately 30 days.

     While the Company does not believe that the presentation includes any previously non-public material information, the Company has elected to furnish this information in this Report and make the information available on its website to the general investing public.

     Certain statements made in this Report (including the Exhibit) may be "forward looking" statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. "Forward looking" statements are subject to inherent uncertainties and risks including, among other things: increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, this Report (including the Exhibit) may contain information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to its accuracy or reliability.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

      The following Exhibits are furnished as part of Item 9 of the Report:

99.1  Materials used at the Lehman Brothers Industrial Select
      Conference, December 1, 2000.

                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DOVER CORPORATION
                                             (Registrant)


Date: December 1, 2000                    By   /s/ Robert G. Kuhbach
      ----------------                      ------------------------
                                          Robert G. Kuhbach, Vice President,
                                          General Counsel & Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

      99.1        Materials used at the Lehman Brothers
                  Industrial Select Conference, December 1, 2000.